2Q 2011 Earnings Conference Call

July 29, 2011







CURTISS WRIGHT

Safe Harbor Statement

Please note that the information provided in this presentation is accurate as of the date of the original presentation. The presentation will remain posted on this web site from one to twelve months following the initial presentation, but content will not be updated to reflect new information that may become available after the original presentation posting. The presentation contains forward-looking statements including, among other things, management's estimates of future performance, revenue and earnings, our management's growth objectives and our management's ability to produce consistent operating improvements. These forward-looking statements are based on expectations as of the time the statements were made only, and are subject to a number of risks and uncertainties which could cause us to fail to achieve our then-current financial projections and other expectations. We undertake no duty to update this information. More information about potential factors that could affect our business and financial results is included in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, including, among other sections, under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which is on file with the SEC and available at the SEC's website at www.sec.gov.

Overview of Second Quarter 2011 Results

- Strong sales, profitability and EPS growth
- Earnings led by solid operating performance across all three segments
- Strength in defense (up 11%) and commercial (up 12%) markets
- Continued benefits from cost reduction and restructuring programs are improving overall profitability
- Strong free cash flow
- Solid increase in new orders within commercial markets
- Overall stable financial position

Second Quarter 2011 Results

($ in Millions)		Second Quarter 2011	% Change vs. Prior Yr
Sales:			
Flow Control	$	266.6	6%
Motion Control		176.5	13%
Metal Treatment		71.8	31%
Total Sales	**$**	**514.9**	**11%**
Operating Income:			
Flow Control	$	26.5	7%
Motion Control		18.8	3%
Metal Treatment		10.4	61%
Total Segments	**$**	**55.7**	**12%**
Corporate and Other		(4.1)	35%
Total Operating Income	**$**	**51.7**	**19%**

*Organic results exclude the impact of FX and acquisitions

Key sales drivers:

- Organic growth of 6%*, led by strong metal treatment sales
- Solid performance in commercial aerospace, general industrial and power generation, as well as all three defense sectors
- Continued softness in oil & gas market for large capital projects

Key operating income drivers:

- Solid growth across all three segments
- Continued benefits of cost reduction and restructuring programs
- Overall FX impact $1.3M unfavorable, mainly in Motion Control segment

2Q 2011 Segment Review – Flow Control



Oil & Gas 22%
Navy Defense 31%
Gen Industrial 11%
Comm Aero 2%
Power Gen 34%

Segment Sales: $267 M

2Q 2011 Results

- Sales up 6%
- Operating income up 7%
- Moderate margin improvement
- Led by solid sales in naval defense and power generation, along with modest increase in general industrial
- Continued delays in capital spending on larger projects in oil & gas market

2Q 2011 Segment Review – Motion Control


Comm Aero 26%
Aero Defense 38%
Gen Industrial 10%
Other Defense & Gov't. 4%
Navy Defense 5%
Ground Defense 17%

Segment Sales: $177 M

2Q 2011 Results

- Sales up 13%
- Operating income up 3%
- Operating margin impacted by nearly $2M or 120 bps in unfavorable FX
- Strong sales to commercial aero and general industrial
- Solid performance in aerospace defense along with increased sales to international ground defense customers

2Q 2011 Segment Review – Metal Treatment


Comm Aero
39%
Gen
Industrial
37%
Other
Defense &
Gov't.
1%
Ground
Defense
1%
Aero
Defense
10%
Oil & Gas
3%
Power Gen
9%

Segment Sales: $72 M

2Q 2011 Results

- Sales up 31%
- Operating income up 61%
- Strong operating margin improvement
- Led by higher demand for shot peening and coatings services
- Strong sales to commercial aerospace and general industrial, along with modest sales to power generation and aerospace defense

2Q 2011 End Markets Summary



Oil & Gas 12%
Aero Defense 15%
Ground Defense 6%
Power Gen 19%
Navy Defense 18%
Comm Aero 15%
Other Defense & Gov't. 1%
Gen Industry 14%

Note: Percentages in chart relate to second quarter 2011 sales.

Key Positives

- Commercial markets up 12%
- Defense markets up 11%
- Benefiting from ongoing ramp up in commercial aircraft production rates
- Increased production-related sales on various military aircraft platforms
- Submarine sales remain solid
- Continued demand for embedded computing, and sensors and controls products

Key Negatives

- Slow recovery in oil & gas market
- Lower sales on Bradley program and cancellation of F-22 program
- Winding down of sales related to CVN-78

2Q 2011 Summary – Aerospace Defense


Aero Defense 15%
Ground Defense 6%
Navy Defense 18%
Other Defense & Gov't. 1%
Gen Industry 14%
Comm Aero 15%
Power Gen 19%
Oil & Gas 12%

Note: Percentages in chart relate to second quarter 2011 sales.

2Q 2011 Results

- 14% growth in sales YOY
- Strength in V-22 Osprey, helicopters, P-8 Poseidon and F-35 Joint Strike Fighter
- Solid sales performance offset the impact of the F-22 cancellation

Outlook

- Strong sales of embedded computing and sensor products on helicopters and Global Hawk UAV
- Ramp up in F-35 sales
- Lower overall sales on F-22 and F-16

2Q 2011 Summary – Ground Defense



Oil & Gas 12%
Aero Defense 15%
Ground Defense 6%
Power Gen 19%
Navy Defense 18%
Comm Aero 15%
Other Defense & Gov't. 1%
Gen Industry 14%

Note: Percentages in chart relate to second quarter 2011 sales.

2Q 2011 Results

- 10% growth in sales YOY
- Improved international sales related to turret drive aiming and stabilization systems
- Slight pickup on Abrams and Stryker
- Partially offset by lower sales on Bradley and winding down of FCS program

Outlook

- Improved demand for international ground defense platforms
- Uncertainty in timing of U.S. ground defense vehicle modernization

2Q 2011 Summary – Naval Defense


Oil & Gas 12%
Aero Defense 15%
Ground Defense 6%
Power Gen 19%
Navy Defense 18%
Comm Aero 15%
Gen Industry 14%
Other Defense & Gov't. 1%

Note: Percentages in chart relate to second quarter 2011 sales.

2Q 2011 Results

- 9% growth in sales YOY
- Led by solid sales on VA class submarine and Advanced Arresting Gear (AAG) program for carriers
- Reduced sales related to winding down of CVN-78 and DDG-1000

Outlook

- Continued strength in submarines and aircraft carrier sales
- Ramping to full production on AAG program

2Q 2011 Summary – Commercial Aerospace


Oil & Gas 12%
Aero Defense 15%
Ground Defense 6%
Power Gen 19%
Navy Defense 18%
Other Defense & Gov't. 1%
Comm Aero 15%
Gen Industry 14%

Note: Percentages in chart relate to second quarter 2011 sales.

2Q 2011 Results

- 31% growth in sales YOY
- Strong sales due to increased demand from Boeing and Airbus
- Increased demand from the regional jet market

Outlook

- Benefiting from ongoing ramp up in commercial aircraft production rates
- Expecting to see an uptick in regional jet and commercial helicopter sales in second half of 2011

2Q 2011 Summary – Oil & Gas


Oil & Gas 12%
Aero Defense 15%
Ground Defense 6%
Navy Defense 18%
Other Defense & Gov't. 1%
Gen Industry 14%
Comm Aero 15%
Power Gen 19%

Note: Percentages in chart relate to second quarter 2011 sales.

2Q 2011 Results

- 4% reduction in sales YOY
- Solid MRO and upstream sales
- Continued delays in capital spending worldwide
- Primarily conducted base maintenance at U.S. refineries

Outlook

- Delays in capital spending on larger projects
- Slow rebound in refinery equipment sales throughout remainder of 2011
- Increasing demand for MRO activity and super vessels

2Q 2011 Summary – Power Generation


Oil & Gas
12%
Aero
Defense
15%
Ground
Defense
6%
Power Gen
19%
Navy
Defense
18%
Comm Aero
15%
Other
Defense &
Gov't.
1%
Gen Industry
14%

Note: Percentages in chart relate to second quarter 2011 sales.

2Q 2011 Results

- 9% growth in sales YOY
- Led by domestic AP1000 sales
- Increased demand for pump and valve sales
- Solid new orders supporting existing nuclear operating reactors

Outlook

- Global interest in products to aid safety and extend reliability of existing operating reactors
- Ongoing support for PLEX and power uprates in U.S.
- Continued long-term, global support for AP1000 reactor construction

2Q 2011 Summary – General Industrial



Oil & Gas
12%
Aero
Defense
15%
Ground
Defense
6%
Power Gen
19%
Navy
Defense
18%
Comm Aero
15%
Other
Defense &
Gov't.
1%
Gen Industry
14%

Note: Percentages in chart relate to second quarter 2011 sales.

2Q 2011 Results

- 14% growth in sales YOY
- Continue to see higher sales volumes in automotive and transportation industries, along with HVAC customers
- Strong demand for metal treatment services

Outlook

- Economic recovery will continue to boost sales volumes
- Continued strong demand from automotive and transportation industries
- Solid overall sales to HVAC industry

2011E Market Outlook (as of July 28, 2011)

Management Guidance [(1)]	FY2011E
Aero Defense	7 - 9%
Ground Defense	8 - 10%
Naval Defense	3 - 5%
Total Defense Including Other Defense	**5 - 7%**
Commercial Aero	26 - 28%
Oil & Gas	(3) - (5%)
Power Generation	6 - 8%
General Industrial	10 - 12%
Total Commercial	**9 - 11%**
Total Curtiss-Wright	**7 - 9%**

(1) 2011 Guidance includes revisions to current outlook, recently announced transactions and reclass of end markets for April 2011 BASF Surface Technologies acquisition.

2011E Financial Outlook (as of July 28, 2011)

(in 000's)

Management Guidance (1)	FY2011E (Prior)	FY2011E (Current)
Total Sales	$2,010 - $2040 6% - 8%	$2,030 - 2,060M 7% - 9%
Flow Control	$1,075 - $1,085 5% - 6%	$1,075 - 1,085M 5% - 6%
Motion Control	$670 - $680 4% - 5%	$683 - 693M 6% - 7%
Metal Treatment	$265 - $275 20% - 24%	$272 - 282M 23% - 27%
Operating Income	$207 - $214 15% - 19%	$207 - 214M 15% - 19%
Flow Control	$115 - $118 10.7% - 10.9%	$113 - $116 10.5% - 10.7%
Motion Control	$82.5 - $84.5 12.3% - 12.4%	$80 - $82.5 11.7% - 11.9%
Metal Treatment	$37 - $40 14% - 14.5%	$39.5 – $42.3 14.5% - 15%
Corporate	$27.5 - $28.5	$25.5 - $26.5

(1) 2011 Guidance includes revisions to current outlook and recently announced transactions.

2011E Financial Outlook (as of July 28, 2011)

Management Guidance (1)	FY2011E
Operating Income	$207 - 214M 15% - 19%
Diluted EPS	$2.58 - 2.68 12% - 16%
Diluted Shares Outstanding	47.3M
Effective Tax Rate	33.0%

(1) 2011 Guidance includes revisions to current outlook and recently announced transactions.

2011E Financial Outlook (as of July 28, 2011)

Management Guidance	FY2011E
Free Cash Flow [1]	\$90 - 100M
Depreciation & Amortization	~\$82M
CapEx	~\$70M
Pension Expense	~\$23M

[1] Free Cash Flow is defined as cash flow from operations less capital expenditures and includes estimated payments of \$35 million to the Curtiss-Wright Pension Plan in 2011.

Outlook for 2011 and Closing Comments

- Sales up 7-9% with 12-16% EPS growth
- Continued execution and margin expansion
- Solid performance expected in Commercial Aerospace market
- Economically-sensitive commercial markets rebounding solidly
- Growing defense business showing ability to overcome several 2010 headwinds
- Well positioned for long-term organic growth

Appendix

Non-GAAP Reconciliation

CURTISS-WRIGHT CORPORATION and SUBSIDIARIES
NON-GAAP FINANCIAL DATA (UNAUDITED)
($ in thousands)

Three Months Ended June 30,

	Flow Control			Motion Control			Metal Treatment			Corporate & Other			Total Curtiss - Wright		
	2011	2010	Chg	2011	2010	Chg	2011	2010	Chg	2011	2010	Chg	2011	2010	Chg
Sales															
Organic	$ 259,325	$ 251,855	3%	$ 166,990	$ 155,624	7%	$ 62,126	$ 54,686	14%	$	$		$ 488,441	$ 462,165	6%
Incremental [1]	5,817			5,496			7,352						18,666		
Foreign Currency Fav (Unfav) [2]	1,466			4,025			2,306						7,797		
Total	**$ 266,608**	**$ 251,855**	**6%**	**$ 176,512**	**$ 155,624**	**13%**	**$ 71,785**	**$ 54,686**	**31%**	**$**	**$**		**$ 514,905**	**$ 462,165**	**11%**
Operating Income															
Organic	$ 26,968	$ 24,855	9%	$ 20,713	$ 18,343	13%	$ 9,181	$ 6,457	42%	$ (3,957)	$ (6,226)	36%	$ 52,904	$ 43,428	22%
Margin %	*10.4%*	*9.9%*	50bps	*12.4%*	*11.8%*	60bps	*14.8%*	*11.8%*	300bps				*10.8%*	*9.4%*	140bps
Incremental [1]	(424)			(242)			755			$ (11)			78		
Foreign Currency Fav (Unfav) [2]	(12)			(1,667)			472			$ (86)			(1,293)		
Total	**$ 26,532**	**$ 24,855**	**7%**	**$ 18,804**	**$ 18,343**	**3%**	**$ 10,407**	**$ 6,457**	**61%**	**$ (4,054)**	**$ (6,226)**	**35%**	**$ 51,689**	**$ 43,428**	**19%**
Margin %	***10.0%***	***9.9%***	**10bps**	***10.7%***	***11.8%***	**-110bps**	***14.5%***	***11.8%***	**270bps**				***10.0%***	***9.4%***	**60bps**

(1) The term incremental is used to highlight the impact acquisitions had on the current year results, for which there was no comparable prior year data. Therefore, the results of operations for acquisitions are incremental for the first twelve months from the date of acquisition and are removed from our organic results. Additionally, the results of operations for divested businesses are removed from the comparable prior year period for purposes of calculating organic results. The remaining businesses are referred to as organic.

(2) Organic results exclude the effects of current period foreign currency translation.